Exhibit 10.3

SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

among

GASTAR EXPLORATION USA, INC.

THE GUARANTORS SIGNATORY HERETO

THE LENDERS SIGNATORY HERETO

and

AMEGY BANK NATIONAL ASSOCIATION,

as Administrative Agent

Effective

June 24, 2010

Table of Contents

Article I	DEFINITIONS AND INTERPRETATION	1

1.1	Terms Defined Above	1
1.2	Terms Defined in Credit Agreement	2
1.3	References	2
1.4	Articles and Sections	2
1.5	Number and Gender	2

Article II	AMENDMENT	2

2.1	Amendment to Section 1.2	2
2.2	Amendment to Section 5.8	3
2.3	Amendment to Section 6.1	3
2.4	Amendment to Section 7.1	4

Article III	REPRESENTATIONS AND WARRANTIES	4

Article IV	RATIFICATION AND ACKNOWLEDGMENTS	5

Article V	MISCELLANEOUS	5

5.1	Successors and Assigns	5
5.2	Rights of Third Parties	5
5.3	Counterparts	5
5.4	Integration	5
5.5	Severability	5
5.6	Governing Law	5

- i -

SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) executed effective as of June 24, 2010 (the “Effective Date”) is by and among GASTAR EXPLORATION USA, INC., a Michigan corporation (the “Borrower”), GASTAR EXPLORATION, LTD., an Alberta, Canada corporation (the “Parent”), GASTAR EXPLORATION NEW SOUTH WALES, INC., a Michigan corporation (“Gastar New South Wales”), GASTAR EXPLORATION VICTORIA, INC., a Michigan corporation (“Gastar Victoria”), GASTAR EXPLORATION TEXAS, INC., a Michigan corporation (“Gastar Texas Inc”), GASTAR EXPLORATION TEXAS, LP, a Delaware limited partnership (“Gastar Texas LP”), and GASTAR EXPLORATION TEXAS LLC, a Delaware limited liability company (“Gastar Texas LLC”, and the Parent, Gastar New South Wales, Gastar Victoria, Gastar Texas Inc., Gastar Texas LP and Gastar Texas LLC, collectively, the “Initial Guarantors”), the lenders party to that certain Amended and Restated Credit Agreement dated effective October 28, 2009, as amended to the Effective Date, by and among the Borrower, the Initial Guarantors, the lenders party thereto or bound thereby from time to time (the “Lenders”), and Amegy Bank National Association, a national banking association, as administrative agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and certain other parties (as so amended, the “Credit Agreement”), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent desire to amend the Credit Agreement in the particular hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Credit Agreement and herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above. As used in this Second Amendment to Amended and Restated Credit Agreement, each of the terms “Agent,” “Amendment,” “Borrower,” “Credit Agreement,” “Effective Date,” “Gastar New South Wales,” “Gastar Texas Inc,” “Gastar Texas LLC,” “Gastar Texas LP,” “Gastar Victoria,” “Initial Guarantors,” Lenders” and “Parent,” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless herein expressly provided to the contrary.

1.3 References. References in this Amendment to Exhibit, Article or Section numbers shall be to Exhibits, Articles or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Credit Agreement or this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

ARTICLE II

AMENDMENT

Effective as of the Effective Date, the Borrower, the Initial Guarantors, the Lenders and the Agent hereby amend the Credit Agreement in the following particulars:

2.1 Amendment to Section 1.2. Section 1.2 of the Credit Agreement is amended to substitute the following for the definition of “Projected Production” appearing in such Section 1.2:

“‘Projected Production’ shall mean, at any time, the volumes of proved developed producing reserves of each commodity category projected in the most recent Reserve Report provided pursuant to the provisions of Section 5.4, but increased to account for any additional projected volumes of proved developed producing reserves (including reserves reflected in such Reserve Report as proved developed non-producing or proved undeveloped and converted to proved developed producing reserves since the effective date of such Reserve Report) confirmed to the Agent in writing by Netherland Sewell & Associates, Inc. or another nationally-recognized or regionally-recognized firm of independent consulting petroleum engineers or other firm of independent consulting petroleum engineers acceptable to the Agent, to be produced from the Oil and Gas Properties of the Borrower and the Guarantors during the terms of then existing Commodity Hedge Agreements to which the Borrower or any of the Guarantors is a party.”

2.2 Amendment to Section 5.8. Section 5.8 of the Credit Agreement is amended to read as follows in its entirety:

“5.8 Commodity Hedging. Except as could not reasonably be expected to have a Material Adverse Effect, comply in all material respects with any Commodity Hedge Agreements entered into by the Borrower or any Subsidiary of the Borrower subsequent to the Closing Date and not in violation of the provisions of Section 6.1 and provide to the Agent, no later than the 30th day following the end of each calendar month, a report, in form reasonably acceptable to the Agent, reflecting (a) in the case of Oil and Gas Properties of the Borrower or any of the Guarantors located in the State of Texas or, regardless of location, operated by the Borrower or any of the Guarantors, the volumes of hydrocarbons produced from such Oil and Gas Properties during the calendar month preceding the calendar month in which such report is to be provided, (b) in the case of Oil and Gas Properties of the Borrower or any of the Guarantors located in the State of Wyoming or, regardless of location, not operated by the Borrower or any of the Guarantors, the volumes of hydrocarbons produced from such Oil and Gas Properties during the period covered by the information most recently received by the Borrower or the relevant Guarantor from the operator or operators of such Oil and Gas Properties and (c) the details of the notional amounts of hydrocarbons, as of the end of the calendar month preceding the calendar month in which such report is to be provided, under then existing Commodity Hedge Agreements to which any of the Borrower and the Guarantors is a party.”

2.3 Amendment to Section 6.1. Section 6.1 of the Credit Agreement is amended to read as follows in its entirety:

“6.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, whether by way of loan or otherwise; provided, however, the foregoing restriction shall not apply to (a) the Obligations, (b) unsecured accounts payable, taxes and other assessments, in each case incurred in the ordinary course of business and which are not unpaid in excess of 90 days beyond invoice date or are being contested in good faith and as to which such reserve as is required by

GAAP has been made, (c) Indebtedness under Commodity Hedge Agreements consisting of floors and/or protective spreads and other Commodity Hedge Agreements (other than those entered into on a speculative basis), including reimbursement obligations under letters of credit securing or supporting such Indebtedness, with any Approved Hedge Counterparty, Secured Third Party Hedge Counterparty or, so long as each such Person is acceptable to the Agent, other counterparties, provided that (i) such other Commodity Hedge Agreements shall not be for a term in excess of three years, (ii) such other Commodity Hedge Agreements shall not be entered into with respect to more than eighty percent (80%), in the aggregate, of Projected Production and (iii) the floor prices in such other Commodity Hedge Agreements are not less than the prices used by the Agent in its most recent Borrowing Base determination as of the time the relevant Commodity Hedge Agreements are entered into, (d) Indebtedness under Interest Rate Hedge Agreements with any Approved Hedge Counterparty, Secured Third Party Hedge Counterparty or, so long as each such Person is acceptable to the Agent, other counterparties, provided that such agreements shall not be entered into with respect to notional principal amounts in excess of one hundred percent (100%) of the Loan Balance, (e) Indebtedness incurred with respect to all or a portion of the purchase price of Property acquired in the ordinary course of business not exceeding $500,000 in the aggregate for the Parent on a consolidated basis with its Subsidiaries, (f) the Indebtedness listed on Schedule 6.1 (but only until the maturity or prior redemption or payment thereof), (g) the Indebtedness of the Parent under the Term Loan Agreement, (h) Indebtedness from time to time owing by any Subsidiary of the Parent to the Parent, the Borrower or any other Subsidiary Guarantor and (i) other unsecured Indebtedness or Indebtedness secured by a Permitted Lien not exceeding, in the aggregate at any time, $100,000 for the Parent on a consolidated basis with its consolidated Subsidiaries.”

2.4 Amendment to Section 7.1. Section 7.1 of the Credit Agreement is amended to: (a) add the word “or” following the semicolon at the end of clause (m) of such Section 7.1, (b) delete clause (n) of such Section 7.1 and (c) redesignate clause (o) of such Section 7.1 to be clause (n) of such Section 7.1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrower and the Initial Guarantors expressly re-makes, in favor of the Agent and the Lenders, each of the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents and made by it and represents and warrants that all such representations and warranties remain true and correct.

ARTICLE IV

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Initial Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect. Furthermore, each of the Borrower, the Initial Guarantors, the Lenders and the Agent acknowledges and agrees that the Borrowing Base shall be $40,000,000 and the Monthly Reduction Amount shall be $0, with the effect that the Borrowing Base shall remain $40,000,000 until the next redetermination of the Borrowing Base in accordance with the provisions of the Credit Agreement.

ARTICLE V

MISCELLANEOUS

5.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

5.2 Rights of Third Parties. Except as provided in Section 5.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

5.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

5.4 Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

5.5 Severability. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICTS OF LAW.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed and delivered, as of the Effective Date, by their proper and duly authorized officers.

BORROWER:

GASTAR EXPLORATION USA, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

INITIAL GUARANTORS:

GASTAR EXPLORATION LTD.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Vice President and Chief Financial Officer

GASTAR EXPLORATION NEW SOUTH WALES, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION VICTORIA, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

(Signatures continue on following pages)

GASTAR EXPLORATION TEXAS, INC.

By:		/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION TEXAS, LP

By:		Gastar Exploration Texas LLC, its General Partner

	By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION TEXAS LLC

By:		/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

(Signatures continue on following pages)

AGENT:

AMEGY BANK NATIONAL ASSOCIATION as Agent

By:	/s/ Mark A. Serice
Mark A. Serice
Senior Vice President

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice
Mark A. Serice
Senior Vice President

(Signatures continue on following pages)

LENDER:

BANK OF MONTREAL

By:	/s/ James Whitmore
James Whitmore
Managing Director

(Signatures continue on following page)

LENDER:

IBERIABANK FSB

By:	/s/ W. Bryan Chapman
W. Bryan Chapman
Executive Vice President